Exhibit 10.1

Note Purchase Agreement, dated August 27, 2015, by and among Teledyne Technologies Incorporated and the Purchasers identified therein (incorporated by reference to Exhibit 10.1 to the Company Current Report on Form 8-K dated August 27, 2015).